PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier State Municipal Bond Fund, Georgia Series. For its semi-annual reporting period ended October 31, 1995, your Series' Class A and Class B shares produced total returns of 6.68% and 6.41%, respectively.* Tax-free income dividends of approximately $.347 per share for Class A shares and $.314 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 4.94% for Class A shares and 4.68% for Class B shares.*** Class C shares, from their introduction on August 15, 1995 through October 31, provided a total return of 4.42%,* and paid tax-free income dividends of approximately $.117 per share** amounting to an annualized tax-free distribution rate of 4.10%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task - to maximize current income exempt from Federal and Georgia State personal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions.
    While the municipal market and the Series have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the marke's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    During the reporting period, the sector composition of the portfolio remained relatively unchanged. Emphasis was placed on purchasing discount coupon bonds in a market environment which offered a limited number of new issues. These efforts were rewarded as the market continued to inch higher. The total return of each Class was further enhanced by additional price appreciation realized on existing holdings. Going forward, it is our intention to seek value within the context of a balanced portfolio. Two areas which could blur the ability to get a clear reading on the market are possible changes in the Federal tax law and the upcoming Presidential election. As always, we will manage the Series with our shareholders' best interests in mind.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to state and local taxes for non-Georgia residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS                                                                           OCTOBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-96.8%                                                                 AMOUNT          VALUE
                                                                                               -------------     -------------
GEORGIA-94.8%
Albany, Sewer System Revenue 6.50%, 7/1/2009 (Insured; MBIA)................                   $     100,000    $    109,398
Albany-Dougherty Inner City Authority, Revenue, Refunding 6%, 2/1/2011......                         200,000         206,206
Athens-Clarke County Unified Government, Water and Sewer Revenue, Refunding
    5.875%, 1/1/2008 (Insured; FGIC)........................................                         265,000         276,668
Atlanta:
    Airport Facilities Revenue:
      6.50%, 1/1/2013.......................................................                         150,000         157,279
      6%, 1/1/2014 (Insured; AMBAC) (a).....................................                       1,000,000       1,013,950
    COP (Atlanta Pretrial Detention Center Project) 6.25%, 12/1/2011 (Insured; MBIA)                 300,000         317,769
    GO 6.10%, 12/1/2019.....................................................                       1,000,000       1,022,990
    School Improvement:
      5.60%, 12/1/2012......................................................                       1,000,000       1,018,570
      5.60%, 12/1/2018......................................................                       1,000,000         986,560
Atlanta Downtown Development Authority, Revenue, Refunding
    (Underground Atlanta Project) 6.25%, 10/1/2016..........................                         200,000         207,454
Bartow County, Water and Sewer Revenue, Refunding 6%, 9/1/2015
    (Insured; AMBAC)........................................................                         450,000         460,638
Chatham County School District 6.25%, 8/1/2016..............................                       1,000,000       1,053,210
Cobb County Housing Authority, MFMR, Refunding (Garrison Plantation
Development)
    5.75%, 7/1/2014 (Insured: FHA, FNMA)....................................                       1,070,000       1,044,791
Columbus, Water and Sewer Revenue, Refunding:
    6.25%, 5/1/2011 (Insured; FGIC).........................................                         155,000         164,918
    5.70%, 5/1/2020.........................................................                         500,000         495,765
Columbus Hospital Authority, Revenue Certificates (Saint Francis Hospital)
    6.20%, 1/1/2010 (Insured; MBIA).........................................                         200,000         209,932
Coweta County School System:
    6.35%, 8/1/2012.........................................................                         100,000         105,511
    Refunding 5.75%, 2/1/2010 (Insured; FGIC)...............................                         200,000         205,980
Dekalb County Development Authority, Revenue
    (Wesley Homes, Inc - Budd Terrace Project) 6.75%, 10/1/2013
    (LOC; Wachovia Bank of Georgia, N.A.) (b)...............................                         200,000         209,948
Dekalb County Health Facilities, GO 5.50%, 1/1/2020.........................                       1,000,000         978,340
Dekalb County School District, Refunding 5.60%, 7/1/2010....................                         500,000         509,865
Fayette County School District 6.125%, 3/1/2015.............................                         500,000         520,535
Fulco Hospital Authority, Revenue Anticipation Certificates
    (Georgia Baptist Healthcare) 6.25%, 9/1/2013............................                         250,000         246,280
Fulton County, Water and Sewer Revenue, Refunding
    6.375%, 1/1/2014 (Insured; FGIC)........................................                         290,000         319,420

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                              OCTOBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                              -------------      -------------
GEORGIA (CONTINUED)
Fulton County Building Authority, Revenue, Refunding
    (County Government and Health Facilities Project) 6.125%, 1/1/2011 .....                    $    300,000    $    313,662
Fulton County Development Authority, Special Facilities Revenue, Refunding
    (Delta Air Lines Inc., Project) 6.95%, 11/1/2012........................                         245,000         255,643
Fulton County Hospital Authority, Revenue Anticipation Certificates
    (Northside Hospital Project)
    6.625%, 10/1/2016 (Insured; MBIA) (Prerefunded 10/1/2002) (c)...........                         200,000         227,696
Fulton Dekalb Hospital Authority, HR, Refunding Certificates
    5.50%, 1/1/2012 (Insured; MBIA).........................................                       1,000,000         990,940
Gainesville, Water and Sewer Revenue, Refunding 6%, 11/15/2012 (Insured; FGIC)                       300,000         320,400
Gainesville and Hall County Hospital Authority, Revenue Anticipation
Certificates
    (Northeast Healthcare Project) 6.25%, 10/1/2012 (Insured; MBIA).........                         100,000         105,189
Georgia, GO:
    6.30%, 3/1/2008.........................................................                         100,000         111,607
    6.65%, 3/1/2009 (a).....................................................                       1,000,000       1,150,010
    5.65%, 3/1/2012.........................................................                       1,000,000       1,033,980
Georgia Housing and Finance Authority, Revenue:
    (Home Ownership Opportunity Program) 6.50%, 12/1/2011...................                         130,000         134,401
    Single Family Mortgage:
      5.20%, 12/1/2013 (Insured; FHA).......................................                         990,000         927,115
      6.50%, 12/1/2017 (Insured; FHA).......................................                       1,000,000       1,019,080
Georgia Medical Center Hospital Authority, Revenue
    (Columbus Regional Healthcare System) 5.50%, 8/15/2015 (Insured; MBIA) (d)                     2,200,000       2,127,796
Georgia Municipal Electric Authority, Power Revenue, Refunding
    6.125%, 1/1/2014 (Insured; FGIC)........................................                         300,000         308,868
Gwinnett County School District 6.25%, 2/1/2011.............................                         500,000         539,535
Hancock County, Various Purpose Asset Guaranty 6.70%, 4/1/2015..............                       1,000,000       1,062,730
Henry County and Henry County Water and Sewer Authority, Revenue, Refunding
    6.50%, 2/1/2011 (Insured; MBIA).........................................                         100,000         108,610
Marietta Development Authority, Revenue (First Mortgage-Life College)
    5.75%, 9/1/2014 (Insured; CGIC).........................................                         850,000         849,439
Metropolitan Atlanta Rapid Transportation Authority, Sales Tax Revenue,
Refunding
    6.25%, 7/1/2020 (Insured; AMBAC)........................................                         300,000         326,511
Monroe County Development Authority, PCR (Oglethorpe Power Corp. Scherer
Project)
    6.80%, 1/1/2011.........................................................                         100,000         112,364
Municipal Electric Authority of Georgia, Special Obligation
    (First Crossover-General Resolution) 6.50%, 1/1/2020....................                         100,000         106,925

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1995 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT            VALUE
                                                                                             -------------         -------------
GEORGIA (CONTINUED)
Private Colleges and Universities Authority, Revenue:
    (Agnes Scott College Projects) 5.50%, 6/1/2013..........................                     $ 1,000,000     $   991,610
    Refunding (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)....                       1,000,000       1,045,330
Roswell, GO 5.65%, 2/1/2011.................................................                       1,000,000       1,021,200
Savannah Economic Development Authority, PCR, Refunding
    (Union Camp Corp. Project) 6.80%, 2/1/2012..............................                         200,000         212,002
Savannah Hospital Authority, Revenue, Refunding (Saint Joseph's Hospital
Project)
    6.20%, 7/1/2023.........................................................                       1,000,000         989,460
Sugar Hill Public Utility, Revenue, Refunding 5.90%, 1/1/2014 (Insured; FSA)                         500,000         506,125
Wayne County Development Authority, PCR (ITT Rayonier, Inc. Project)
    6.10%, 11/1/2007........................................................                         750,000         765,158
U.S. RELATED-2.0%
Puerto Rico, GO, Refunding 6%, 7/1/2014.....................................                         600,000         607,824
                                                                                                                   ----------

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $29,337,529)....................                                     $30,113,187
                                                                                                                 ===========
SHORT-TERM MUNICIPAL INVESTMENTS-3.2%
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue, VRDN
    3.59% (Insured; FSA) (e)
    (cost $1,000,000).......................................................                    $  1,000,000     $ 1,000,000
                                                                                                                 ===========
TOTAL INVESTMENTS-100.0%
    (cost $30,337,529)......................................................                                     $31,113,187
                                                                                                                 ===========



PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      HR      Hospital Revenue
CGIC          Capital Guaranty Insurance Corporation             LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
GO            General Obligation                                              Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              VRDN    Variable Rate Demand Notes
FSA           Financial Security Assurance


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
---------                          ---------                      --------------------              -----------------------
AAA                                Aaa                            AAA                               46.1%
AA                                 Aa                             AA                                40.2
A                                  A                              A                                 10.4
BBB                                Baa                            BBB                                2.5
BB                                 Ba                             BB                                  .8
                                                                                                   --------
                                                                                                   100.0%
                                                                                                   ========


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b)  Secured by letters of credit.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed delivery basis.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.








See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                            OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $30,337,529)-see statement......................................                                    $31,113,187
    Interest receivable.....................................................                                        530,545
    Prepaid expenses........................................................                                          9,082
                                                                                                                 ----------
                                                                                                                 31,652,814
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $     13,914
    Due to Distributor......................................................                         14,811
    Payable for investment securities purchased.............................                      2,141,272
    Payable for shares of Beneficial Interest redeemed......................                         12,940
    Accrued expenses and other liabilities..................................                         88,488       2,271,425
                                                                                                -----------     -----------
NET ASSETS  ................................................................                                    $29,381,389
                                                                                                                ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $29,253,935
    Accumulated net realized (loss) on investments..........................                                      (648,204)
    Accumulated net unrealized appreciation on investments-Note 3...........                                        775,658
                                                                                                                ------------
NET ASSETS at value.........................................................                                    $29,381,389
                                                                                                                ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                        677,381
                                                                                                                ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                      1,531,852
                                                                                                                 ===========
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                             79
                                                                                                                 ===========
NET ASSET VALUE per share:
    Class A Shares
      ($9,006,372 / 677,381 shares).........................................                                         $13.30
                                                                                                                 ===========
    Class B Shares
      ($20,373,966 / 1,531,852 shares)......................................                                         $13.30
                                                                                                                 ===========
    Class C Shares
      ($1,051 / 79 shares)..................................................                                         $13.30
                                                                                                                 ===========


See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $  845,491
    EXPENSES:
      Management fee-Note 2(a)..............................................                   $    80,135
      Shareholder servicing costs-Note 2(c).................................                        50,652
      Distribution fees-Note 2(b)...........................................                        50,104
      Custodian fees........................................................                         1,725
      Professional fees.....................................................                         1,313
      Prospectus and shareholders' reports..................................                           447
      Registration fees.....................................................                           432
      Trustees' fees and expenses-Note 2(d).................................                           128
      Miscellaneous.........................................................                         4,435
                                                                                              ------------
                                                                                                   189,371
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                        59,898
                                                                                                   --------
            TOTAL EXPENSES..................................................                                            129,473
                                                                                                                      ---------
            INVESTMENT INCOME-NET...........................................                                            716,018
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $  (119,523)
    Net unrealized appreciation on investments..............................                     1,216,237
                                                                                               ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          1,096,714
                                                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,812,732
                                                                                                                     ==========










See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED          SIX MONTHS ENDED
                                                                                        APRIL 30,         OCTOBER 31, 1995
                                                                                          1995               (UNAUDITED)
                                                                                     -------------       -------------------
OPERATIONS:
    Investment income-net...................................................       $  1,478,725                 $     716,018
    Net realized (loss) on investments......................................           (508,036)                     (119,523)
    Net unrealized appreciation on investments for the period...............            667,389                     1,216,237
                                                                                     -------------               -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............          1,638,078                     1,812,732
                                                                                     -------------               -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................           (548,712)                     (239,637)
      Class B shares........................................................           (930,013)                     (476,372)
      Class C shares........................................................              --                               (9)
                                                                                     -------------                -------------
          TOTAL DIVIDENDS...................................................         (1,478,725)                     (716,018)
                                                                                     -------------                -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................            698,373                       172,054
      Class B shares........................................................          4,788,621                     1,304,373
      Class C shares........................................................             --                             1,000
    Dividends reinvested:
      Class A shares........................................................            386,985                       166,001
      Class B shares........................................................            479,506                       227,065
      Class C shares........................................................              --                                9
    Cost of shares redeemed:
      Class A shares........................................................         (2,172,832)                     (658,965)
      Class B shares........................................................         (2,227,045)                   (1,340,585)
                                                                                     -------------                -------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................          1,953,608                      (129,048)
                                                                                     -------------               -------------
            TOTAL INCREASE IN NET ASSETS....................................          2,112,961                       967,666
NET ASSETS:
    Beginning of period.....................................................         26,300,762                    28,413,723
                                                                                    -------------               -------------
    End of period...........................................................        $28,413,723                   $29,381,389
                                                                                    =============               =============




                                                                            SHARES
                                    -------------------------------------------------------------------------------------------
                                                   CLASS A                         CLASS B                   CLASS C
                                   ----------------------------------  ----------------------------------  -------------------
                                       YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED    PERIOD ENDED
                                        APRIL 30,    OCTOBER 31, 1995     APRIL 30,   OCTOBER 31, 1995  OCTOBER 31, 1995
                                         1995          (UNAUDITED)          1995         (UNAUDITED)      (UNAUDITED)*
                                       -----------    -----------      -------------   -------------      -------------
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........               56,480           13,140           380,245          99,461              78
    Shares issued for
      dividends reinvested              30,950           12,649            38,336           17,304              1
    Shares redeemed......              (178,009)         (50,370)        (180,856)       (102,233)            ---
                                       ----------      ----------        ----------      ----------        ----------
      NET INCREASE (DECREASE)
          IN SHARES
          OUTSTANDING....                (90,579)        (24,581)         237,725          14,532                 79
                                       ==========      ==========        ==========      ==========        ==========
    * From August 15, 1995 (commencement of initial offering) to October 31,
    1995.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                            CLASS A SHARES
                                                                   --------------------------------------------------------
                                                                                                        SIX MONTHS ENDED
                                                                        YEAR ENDED APRIL 30,             OCTOBER 31, 1995
                                                                   ------------------------------
PER SHARE DATA:                                                   1993(1)      1994         1995          (UNAUDITED)
                                                                  -------     -------     -------     -------------------
    Net asset value, beginning of period..............            $12.50     $13.27       $12.69             $12.80
                                                                  -------    -------      -------            -------
    INVESTMENT OPERATIONS:
    Investment income-net.............................              .51       .73          .73                .35
    Net realized and unrealized gain (loss) on investments.         .77       (.58)         .11                .50
                                                                  -------    -------      -------            -------
      TOTAL FROM INVESTMENT OPERATIONS................              1.28       .15          .84                .85
                                                                  -------    -------      -------            -------
    DISTRIBUTIONS;
    Dividends from investment income-net..............              (.51)      (.73)       (.73)               (.35)
                                                                  -------    -------      -------            -------
    Net asset value, end of period....................            $13.27     $12.69        $12.80            $13.30
                                                                  =======    =======      =======            =======
TOTAL INVESTMENT RETURN (2)...........................            15.91%(3)    .97%        6.87%             13.25%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........              .-         .07%        .25%               .54%(3)
    Ratio of net investment income to average net assets          5.55%(3)   5.41%         5.80%             5.25%(3)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.....................            1.46%(3)    1.02%        .78%              .41%(3)
    Portfolio Turnover Rate...........................            37.79%(4)   6.76%      34.04%              6.58%(4)
    Net Assets, end of period (000's Omitted).........             $7,304   $10,058      $8,985              $9,006
    (1)  From September 3, 1992 (commencement of operations) to April 30, 1993.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.






See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                            CLASS B SHARES                 CLASS C SHARES
                                                      -----------------------------------------------   -------------------
                                                                                     SIX MONTHS ENDED      PERIOD ENDED
                                                           YEAR ENDED APRIL 30,      OCTOBER 31, 1995    OCTOBER 31, 1995
                                                      ----------------------------
PER SHARE DATA:                                     1993(1)     1994       1995         (UNAUDITED)        (UNAUDITED)(2)
                                                    -------    -------    -------   -----------------   ------------------
    Net asset value, beginning of period....        $12.71     $13.27     $12.69          $12.80            $12.85
                                                    --------   --------   --------       --------           --------
    INVESTMENT OPERATIONS:
    Investment income-net...................          .20         .67        .66             .31               .12
    Net realized and unrealized gain (loss)
      on investments........................          .56        (.58)       .11             .50               .45
                                                    --------   --------   --------       --------           --------
      TOTAL FROM INVESTMENT OPERATIONS......          .76         .09        .77             .81               .57
                                                    --------   --------   --------       --------           --------
    DISTRIBUTIONS;
    Dividends from investment income-net....          (.20)      (.67)      (.66)           (.31)             (.12)
                                                    --------   --------   --------       --------           --------
    Net asset value, end of period..........        $13.27     $12.69     $12.80          $13.30            $13.30
                                                    ========   ========   ========       ========           ========
TOTAL INVESTMENT RETURN (3).................        20.66%(4)     .46%      6.33%          12.72%(4)         20.68%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.          .50%(4)     .58%       .75%           1.04%(4)          1.70%(4)
    Ratio of net investment income to
      average net assets....................         4.60%(4)    4.85%      5.27%           4.74%(4)          4.13%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....         1.37%(4)    1.02%       .80%            .41%(4)           .15%(4)
    Portfolio Turnover Rate.................        37.79%(5)    6.76%     34.04%           6.58%(5)          6.58%(5)
    Net Assets, end of period (000's Omitted)       $6,319     $16,243    $19,429          $20,374                $1
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  From August 15, 1995 (commencement of initial offering) to October 31, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.
    (5)  Not annualized.




See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Georgia Series (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $381,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $14,625 of the carryover expires in fiscal 2002 and $366,375 expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Funds' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1995 through July 6, 1995 to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, Shareholder Services Plan fees and certain expenses as described above), and thereafter through September 28, 1995, to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from September 29, 1995 through April 30, 1996 to reduce the management fee or reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The reduction in management fee, pursuant to the undertakings, amounted to $59,898 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $50,102 was charged to the Series for the Class B shares and $2 was charged to the Series for the Class C shares.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $11,373, $25,051 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $5,263,081 and $5,293,710, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $775,658, consisting of $882,242 gross unrealized appreciation and $106,584 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Georgia Series (one of the Series constituting the Premier State Municipal Bond Fund) as of October 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the three years in the period ended April 30, 1995 and in our report dated June 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.


                                        [Ernst and Young LLP signature logo]

New York, New York
December 7, 1995



  [Dreyfus lion "d" logo]
PREMIER STATE MUNICIPAL
BOND FUND, GEORGIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   068/627/687SA9510
[Dreyfus logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Georgia Series
October 31, 1995